Exhibit 10.5

终止协议

Termination Agreement

本终止协议(下称“本协议”)由下列各方于2018年3月20日在中华人民共和国(下称“中国”) 杭州签订：

This Termination Agreement (this “Agreement”) has been executed by and among the following parties on March 20, 2018 in Hangzhou, the People’s Republic of China (“China”or the “PRC”):

甲方：韩昱，为中国境内自然人，杭州龙运网络科技有限公司（“公司”）的股东，持有公司85%的股权（“股权”）；

Party A: Han Yu, a natural person in China and one of the shareholders of Hangzhou Longyun Network Technology Co., Ltd. ("Company"), holding 85% of equity interest of the Company ("Shareholding");

乙方：杭州昱曜网络科技有限公司，一家于中国杭州市注册成立的外商独资有限公司，其注册地址位于杭州市萧山经济技术开发区启迪路198号B1-901-11室；

Party B: Hangzhou Yuyao Network Technology Co., Ltd., a wholly foreign owned enterprise with limited liability which is incorporated and established in Hangzhou City, China, with its registered address at Room B1-901-11, 198 Qidi Road, Xiaoshan Economic and Technological Development Zone, Hangzhou City;

在本协议中，甲方和乙方以下各称“一方”，合称“双方”。

In this Agreement, each of Party A and Party B shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：甲方于2016年8月19日作出《授权委托书》，授权乙方在《授权委托书》的有效期内就其股权行使若干权利；

Whereas, Party A issued a Power of Attorney authorizing Party B to exercise certain rights relating to Party A’s Shareholding during the term of the Power of Attorney, dated as of August 19, 2016；

据此，双方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1.	双方特此同意终止《授权委托书》。自本协议生效之日起，《授权委托书》终止且不具有进一步的效力。

The Parties hereby agree to terminate the Power of Attorney. Effective as of the date hereof, the Power of Attorney shall terminate and be of no further force and effect.

2.	本协议以中文和英文书就，一式两份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本终止协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Termination Agreement as of the date first above written.

甲方：	韩昱
Party A:	Han Yu
签字：
By：	/s/ Han Yu

乙方：	杭州昱曜网络科技有限公司
Party B:	Hangzhou Yuyao Network Technology Co., Ltd.
签字：
By:	/s/ Han Yu
姓名：	韩昱
Name:	Han Yu
职位：	法定代表人
Title:	Legal Representative